CONSENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Europe Select Fund's Class Y Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Europe Select Fund's Class A, Class B, Class C and Class Y Shares Statement of Additional Information in this Registration Statement of Pioneer Europe Select Fund (Form N-1A, 1933 Act File No. 333-45136, Post-Effective Amendment No. 5), and to the incorporation by reference therein of our report, dated October 6, 2003, on the financial statements and financial highlights of Pioneer Europe Select Fund in the Annual Report to the Shareowners for the year ended August 31, 2003.

We also consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Europe Select Fund's Class A, Class B and Class C Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Pioneer Europe Select Fund Class A, Class B and Class C Shares Statement of Additional Information in Post-Effective Amendment No. 3 to the Registration Statement (Form N-1A, 1933 Act File No. 333-45136), as filed with the Securities and Exchange Commission on December 29, 2003 which is incorporated by reference into Post-Effective Amendment No. 5, and to the incorporation by reference, in Post-Effective Amendment No. 3, of our report, dated October 6, 2003, on the financial statements and financial highlights of Pioneer Europe Select Fund in the Annual Report to the Shareowners for the year ended August 31, 2003.


                              /s/ ERNST & YOUNG LLP


Boston, Massachusetts
July 29, 2004